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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): December 17, 2001


                               BIRCH TELECOM, INC.
             (Exact name of registrant as specified in its chapter)

          Delaware                      333-62797                43-1766929
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)




             2020 Baltimore Avenue
             Kansas City, Missouri                              64108
------------------------------------------------     ---------------------------
   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (816) 300-3000


                                       N/A
   ---------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

On December 17, 2001, Birch Telecom, Inc. issued a press release in which it announced that it is currently considering various strategic alternatives for a possible capital restructuring and that at this time, Birch had determined not to make its next scheduled interest payment on its senior notes, which was due on that date. The press release is attached as an exhibit to this report on Form 8-K and is incorporated in this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             99.1   Press Release dated December 17, 2001 of Birch Telecom, Inc.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BIRCH TELCOM, INC.


                                          /s/ David M. Hollingsworth
                                          --------------------------------------
                                          David M. Hollingsworth
                                          Senior Vice President of Engineering
                                          Operations and Chief Financial Officer

Date: December 18, 2001

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                                  EXHIBIT INDEX

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
                                                                         Sequentially
Exhibit No.                                                              Numbered Page
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
99.1     Press Release dated December 17, 2001 of Birch Telecom, Inc.
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